UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2020 (March 4, 2020)

TARGET HOSPITALITY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38343	98-1378631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Buckthorne Place, Suite 440

The Woodlands, TX 77380-1775

(Address, including zip code, of principal executive offices)

800-832-4242

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	The Nasdaq Capital Market
Warrants to purchase common stock	THWWW	The Nasdaq Capital Market

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On March 4, 2020, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Target Hospitality Corp. (the “Company”) adopted a new form of Executive Nonqualified Stock Option Award Agreement (the “Stock Option Agreement”) and a new form of Executive Restricted Stock Unit Agreement (the “RSU Agreement” and together with the Stock Option Agreement, the “Award Agreements”) with respect to the granting of nonqualified stock options and restricted stock units, respectively, granted under the Target Hospitality Corp. 2019 Incentive Award Plan (the “Plan”). The new Award Agreements will be used for all awards to executive officers made on or after March 4, 2020.

The Award Agreements have material terms that are substantially similar to those in the forms of award agreements last approved by the Compensation Committee and disclosed by the Company in its Current Report on Form 8-K filed on May 24, 2019, except for the following: under the new Award Agreements, if the participant’s employment or service terminates due to Retirement (as defined in the Plan), and the participant has been continuously employed by the Company for at least twelve months following the grant date, then any portion of the participant’s awarded securities scheduled to become vested within twelve months after the participant’s termination date shall be vested on his or her termination date.

The foregoing description of the Award Agreements is qualified in its entirety by reference to the Stock Option Agreement and the RSU Agreement, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Form of Executive Nonqualified Stock Option Award Agreement
10.2	Form of Executive Restricted Stock Unit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: March 6, 2020		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary